Supplement dated January 30, 2026
to the following updating summary prospectus(es):
Nationwide Destination B, Nationwide Destination B (2.0) and Nationwide Destination Navigator (2.0) dated May 1, 2025
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust held on December 10, 2025, the Board approved the termination of WCM Investment Mangagement, LLC as a subadviser to the NVIT Multi-Manager Small Cap Value Fund (the "Fund"). Jacobs Levy Equity Management, Inc. will continue to serve as the Fund’s sole subadviser. In addition, the Fund is renamed the "NVIT Small Cap Value Fund." The Fund has communicated that these changes will be effective on or about February 23, 2026 (the "Effective Date").
As of the Effective Date the updating summary prospectus is amended as follows:
The name of the investment option and subadvisor are updated as indicated below:
CURRENT INFORMATION	UPDATED INFORMATION
Nationwide Variable Insurance Trust – NVIT Multi-Manager
Small Cap Value Fund: Class II
Investment Advisor: Nationwide Fund Advisors
Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.
and WCM Investment Management, LLC
Nationwide Variable Insurance Trust – NVIT Small Cap Value Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.
All references to the Fund’s former name and Sub-Advisor are replaced accordingly.
USP-1032